STATE STREET INSTITUTIONAL FUNDS

	Investment Class	Service Class
STATE STREET INSTITUTIONAL INTERNATIONAL EQUITY FUND	SIEIX	SIESX
STATE STREET INSTITUTIONAL PREMIER GROWTH EQUITY FUND	SSPGX	SSPSX
STATE STREET INSTITUTIONAL SMALL-CAP EQUITY FUND	SIVIX	SSQSX
STATE STREET INSTITUTIONAL U.S. EQUITY FUND	SUSIX	SUSSX
STATE STREET ACTIVE CORE BOND FUND	SSFIX	SSFSX

(each a “Fund”, and collectively the “Funds”)

Supplement dated March 31, 2020 to the Statement of Additional Information (“SAI”)
dated January 31, 2020 as may be revised and/or supplemented from time to time

Effective immediately, the following discussion is added to the “ADDITIONAL INVESTMENTS AND RISKS” section in the SAI:

Market Turbulence Resulting from COVID-19

An outbreak of a respiratory disease caused by a novel coronavirus first detected in China in December 2019 has spread globally in a short period of time. In an organized attempt to contain and mitigate the effects of the spread of the coronavirus known as COVID-19, governments and businesses world-wide have taken aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. The effects of COVID-19 will likely affect certain sectors and industries more dramatically than others, which may adversely affect the value of a Fund’s investments in those sectors or industries. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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